UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 2

Financial Highlights
(unaudited)

	Three Months Ended		Nine Months Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015
Operating Information
Number of Communities			100	95
Rental and Related Income	$23,103,155	$18,970,407	$67,313,211	$54,123,435
Community Operating Expenses	$10,719,289	$9,337,742	$31,993,965	$27,289,770
Community NOI	$12,383,866	$9,632,665	$35,319,246	$26,833,665
Expense Ratio	46.4%	49.2%	47.5%	50.4%
Sales of Manufactured Homes	$2,251,896	$2,724,592	$6,756,921	$5,469,093
Number of Homes Sold	42	45	132	101
Number of Rentals Added	305	415	715	712
Net Income	$3,200,013	$1,047,245	$8,157,944	$1,969,744
Net Loss Attributable to Common Shareholders	$(589,734)	$(841,902)	$(2,155,741)	$(3,697,697)
EBITDA	$13,006,306	$9,527,708	$37,184,878	$25,916,664
FFO	$5,298,505	$3,941,361	$14,960,445	$9,834,251
Core FFO	$5,349,865	$4,096,320	$15,011,805	$10,372,985
Normalized FFO	$4,465,407	$4,048,649	$13,112,969	$10,370,566

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding Basic and Diluted	27,891,370	26,388,589	27,450,747	25,600,310
Net Loss Attributable to Common Shareholders per Share - Basic and Diluted	$(0.02)	$(0.03)	$(0.08)	$(0.14)
FFO per Share- Diluted	$0.19	$0.15	$0.54	$0.38
Core FFO per Share- Diluted	$0.19	$0.15	$0.54	$0.40
Normalized FFO per Share- Diluted	$0.16	$0.15	$0.48	$0.40

Dividends per Common Share	$0.18	$0.18	$0.54	$0.54

Balance Sheet
Total Assets			$669,036,290	$546,896,273
Total Liabilities			$355,125,660	$342,280,646

Market Capitalization
Total Debt			$341,599,901	$330,884,644
Equity Market Capitalization			$337,467,585	$249,165,488
Series A Preferred Stock			$91,595,000	$91,595,000
Series B Preferred Stock			$95,030,000	$-0-
Total Market Capitalization			$865,692,486	$671,645,132

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 3

Consolidated Balance Sheets
	September 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$46,246,314	$45,477,814
Site and Land Improvements	390,804,574	377,215,400
Buildings and Improvements	20,780,644	20,307,097
Rental Homes and Accessories	164,755,859	134,708,763
Total Investment Property	622,587,391	577,709,074
Equipment and Vehicles	14,700,145	13,697,460
Total Investment Property and Equipment	637,287,536	591,406,534
Accumulated Depreciation	(134,409,243)	(117,761,146)
Net Investment Property and Equipment	502,878,293	473,645,388

Other Assets
Cash and Cash Equivalents	3,709,897	6,535,897
Securities Available for Sale at Fair Value	111,046,262	75,011,260
Inventory of Manufactured Homes	16,335,779	14,311,410
Notes and Other Receivables, net	20,921,062	20,028,574
Prepaid Expenses and Other Assets	4,938,001	4,062,813
Land Development Costs	9,206,996	6,722,048
Total Other Assets	166,157,997	126,672,002

TOTAL ASSETS	$669,036,290	$600,317,390

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of Unamortized Debt Issuance Costs	$285,020,565	$283,049,802
Other Liabilities
Accounts Payable	3,793,716	2,816,290
Loans Payable, net of Unamortized Debt Issuance Costs	56,579,336	57,862,206
Accrued Liabilities and Deposits	5,522,991	6,696,577
Tenant Security Deposits	4,209,052	3,654,090
Total Other Liabilities	70,105,095	71,029,163
Total Liabilities	355,125,660	354,078,965

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series A - 8.25% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 3,663,800 shares authorized, issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	91,595,000	91,595,000
Series B - 8.0% Cumulative Redeemable Preferred Stock, par value $0.10 per share: 4,000,000 and 2,000,000 shares authorized; 3,801,200 and 1,801,200 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	95,030,000	45,030,000
Common Stock – $0.10 par value per share: 75,000,000 and 62,000,000 shares authorized; 28,311,039 and 27,086,838 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	2,831,104	2,708,684
Excess Stock – $0.10 par value per share: 3,000,000 shares authorized; no shares issued or outstanding as of September 30, 2016 and December 31, 2015, respectively	-0-	-0-
Additional Paid-In Capital	104,182,247	109,629,260
Accumulated Other Comprehensive Income (Loss)	20,940,072	(2,056,726)
Accumulated Deficit	(667,793)	(667,793)
Total Shareholders’ Equity	313,910,630	246,238,425

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$669,036,290	$600,317,390

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 4

Consolidated Statements of Income (Loss)
(unaudited)
	Three Months Ended		Nine Months Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015
INCOME:
Rental and Related Income	$23,103,155	$18,970,407	$67,313,211	$54,123,435
Sales of Manufactured Homes	2,251,896	2,724,592	6,756,921	5,469,093
TOTAL INCOME	25,355,051	21,694,999	74,070,132	59,592,528

EXPENSES:
Community Operating Expenses	10,719,289	9,337,742	31,993,965	27,289,770
Cost of Sales of Manufactured Homes	1,803,315	2,089,602	5,278,587	4,209,126
Selling Expenses	812,392	798,126	2,270,861	2,141,693
General and Administrative Expenses	2,293,366	1,799,181	5,933,299	5,264,839
Acquisition Costs	51,360	154,959	51,360	449,338
Depreciation Expense	5,887,667	4,786,090	17,092,676	13,465,559
TOTAL EXPENSES	21,567,389	18,965,700	62,620,748	52,820,325

OTHER INCOME (EXPENSE):
Interest Income	400,899	442,600	1,206,858	1,387,062
Dividend Income	1,755,438	1,121,274	4,834,817	3,222,928
Gain on Sales of Securities Transactions, net	884,458	47,671	1,898,836	127,419
Other Income	146,469	154,488	395,682	293,044
Interest Expense	(3,774,341)	(3,450,914)	(11,604,123)	(9,766,523)
TOTAL OTHER INCOME (EXPENSE)	(587,077)	(1,684,881)	(3,267,930)	(4,736,070)

Income before Gain (Loss) on Sales of Investment Property and Equipment	3,200,585	1,044,418	8,181,454	2,036,133
Gain (Loss) on Sales of Investment Property and Equipment	(572)	2,827	(23,510)	(66,389)
NET INCOME	3,200,013	1,047,245	8,157,944	1,969,744

Less: Preferred Dividends	(3,789,747)	(1,889,147)	(10,313,685)	(5,667,441)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(589,734)	$(841,902)	$(2,155,741)	$(3,697,697)

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 5

Consolidated Statements of Cash Flows
(unaudited)	Nine Months Ended
	9/30/2016	9/30/2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$8,157,944	$1,969,744
Non-Cash Items Included in Net Income:
Depreciation	17,092,676	13,465,559
Amortization of Financing Costs	580,335	407,481
Stock Compensation Expense	896,519	657,230
Provision for Uncollectible Notes and Other Receivables	650,382	803,103
Gain on Sales of Securities Transactions, net	(1,898,836)	(127,419)
Loss on Sales of Investment Property and Equipment	23,510	66,389
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(2,024,369)	(1,161,658)
Notes and Other Receivables	(1,542,870)	1,054,922
Prepaid Expenses and Other Assets	(875,188)	(5,080,596)
Accounts Payable	977,426	901,888
Accrued Liabilities and Deposits	(1,189,041)	416,754
Tenant Security Deposits	554,962	635,134
Net Cash Provided by Operating Activities	21,403,450	14,008,531

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities, net of Mortgages Assumed	(2,954,000)	(42,826,524)
Purchase of Investment Property and Equipment	(44,239,188)	(37,368,231)
Proceeds from Sales of Investment Property and Equipment	844,097	604,687
Additions to Land Development Costs	(2,484,948)	(425,356)
Purchase of Securities Available for Sale	(23,453,933)	(9,171,695)
Proceeds from Sales of Securities Available for Sale	12,330,020	2,257,433
Net Cash Used in Investing Activities	(59,957,952)	(86,929,686)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages, net of Mortgages Assumed	15,458,000	100,722,000
Net Payments on Short Term Borrowings	(1,330,266)	(8,281,398)
Principal Payments of Mortgages and Loans	(13,629,215)	(19,717,525)
Financing Costs on Debt	(390,961)	(2,417,695)
Proceeds from Issuance of Preferred Stock, net	49,120,853	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	9,267,775	20,347,682
Proceeds from Exercise of Stock Options	1,081,380	151,200
Preferred Dividends Paid	(10,773,898)	(5,667,441)
Common Dividends Paid, net of Dividend Reinvestments	(13,075,166)	(12,398,024)
Net Cash Provided by Financing Activities	35,728,502	72,738,799

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,826,000)	(182,356)
CASH AND CASH EQUIVALENTS – BEGINNING OF PERIOD	6,535,897	8,082,792
CASH AND CASH EQUIVALENTS – END OF PERIOD	$3,709,897	$7,900,436

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 6

Reconciliation of Net Income to EBITDA and Net Loss Attributable
to Common Shareholders to FFO, Core FFO and Normalized FFO
(unaudited)

	Three Months Ended		Nine Months Ended
	9/30/2016	9/30/2015	9/30/2016	9/30/2015
Reconciliation of Net Income To EBITDA

Net Income	$3,200,013	$1,047,245	$8,157,944	$1,969,744
Interest Expense	3,774,341	3,450,914	11,604,123	9,766,523
Franchise Taxes	92,925	88,500	278,775	265,500
Depreciation Expense	5,887,667	4,786,090	17,092,676	13,465,559
Acquisition Costs	51,360	154,959	51,360	449,338

EBITDA	$13,006,306	$9,527,708	$37,184,878	$25,916,664

Reconciliation of Net Loss Attributable to Common Shareholders to Funds from Operations

Net Loss Attributable to Common Shareholders	$(589,734)	$(841,902)	$(2,155,741)	$(3,697,697)
Depreciation Expense	5,887,667	4,786,090	17,092,676	13,465,559
(Gain) Loss on Sales of Depreciable Assets	572	(2,827)	23,510	66,389

Funds from Operations (“FFO”)	5,298,505	3,941,361	14,960,445	9,834,251

Adjustments:
Acquisition Costs	51,360	154,959	51,360	449,338
Cost of Early Extinguishment of Debt	-0-	-0-	-0-	89,396

Core Funds from Operations (“Core FFO”)	5,349,865	4,096,320	15,011,805	10,372,985

Adjustments:
Gain on Sale of Securities Transactions, net	(884,458)	(47,671)	(1,898,836)	(127,419)
Settlement of Memphis Mobile City Litigation	-0-	-0-	-0-	125,000

Normalized Funds From Operations (“Normalized FFO”)	$4,465,407	$4,048,649	$13,112,969	$10,370,566

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 7

Market Capitalization, Debt and Coverage Ratios
(unaudited)

	Nine Months Ended				Year Ended
	9/30/2016		9/30/2015		12/31/2015
Shares Outstanding	28,311,039		26,791,988		27,086,838
Market Price Per Share	$11.92		$9.30		$10.12
Equity Market Capitalization	$337,467,585		$249,165,488		$274,118,801
Total Debt	341,599,901		330,884,644		340,912,008
Preferred	186,625,000		91,595,000		136,625,000
Total Market Capitalization	$865,692,486		$671,645,132		$751,655,809

Total Debt	$341,599,901		$330,884,644		$340,912,008
Less: Cash and Cash Equivalents	(3,709,897)		(7,900,436)		(6,535,897)
Net Debt	337,890,004		322,984,208		334,376,111
Less: Securities Available for Sale at Fair Value (“Securities”)	(111,046,262)		(61,436,212)		(75,011,260)
Net Debt Less Securities	$226,843,742		$261,547,996		$259,364,851

Interest Expense	$11,604,123		$9,766,523		$14,074,446
Capitalized Interest	265,341		220,200		277,944
Preferred Dividends	10,313,685		5,667,441		8,267,198
Total Fixed Charges	$22,183,149		$15,654,441		$22,619,588

EBITDA	$37,184,878		$25,916,664		$36,368,381

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	39.0%		48.1%		44.5%

Net Debt Plus Preferred / Total Market Capitalization	60.6%		61.7%		62.7%

Net Debt Less Securities / Total Market Capitalization	26.2%		38.9%		34.5%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	47.8%		52.6%		52.7%

Interest Coverage	3.2	x	2.7	x	2.6	x

Fixed Charge Coverage	1.7	x	1.7	x	1.6	x

Net Debt / EBITDA	6.8	x	9.3	x	9.2	x

Net Debt Less Securities / EBITDA	4.6	x	7.6	x	7.1	x

Net Debt Plus Preferred / EBITDA	10.6	x	12.0	x	13.0	x

Net Debt Less Securities Plus Preferred / EBITDA	8.3	x	10.2	x	10.9	x

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 8

Debt Analysis
(unaudited)

	9/30/2016	9/30/2015	12/31/2015
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages (1)	$288,028,974	$265,208,366	$285,958,808
Variable Rate Mortgages	436,907	757,439	678,288
Total Mortgages Before Unamortized Debt Issuance Costs	288,465,881	265,965,805	286,637,096
Unamortized Debt Issuance Costs	(3,445,316)	(3,962,852)	(3,587,294)
Mortgages, Net of Unamortized Debt Issuance Costs	$285,020,565	$262,002,953	$283,049,802
Loans Payable:
Unsecured Line of Credit	$20,000,000	$30,000,000	$15,000,000
Other Loans Payable	36,656,238	39,157,832	42,986,503
Total Loans Before Unamortized Debt Issuance Costs	56,656,238	69,157,832	57,986,503
Unamortized Debt Issuance Costs	(76,902)	(276,141)	(124,297)
Loans, Net of Unamortized Debt Issuance Costs	$56,579,336	$68,881,691	$57,862,206

Total Debt	$341,599,901	$330,884,644	$340,912,008

% Fixed/Floating
Fixed	85.0%	80.5%	84.5%
Floating	15.0%	19.5%	15.5%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates
Mortgages Payable	4.47%	4.61%	4.55%
Loans Payable	3.39%	3.55%	3.75%
Total Average	4.29%	4.39%	4.42%

Notes:

(1) Includes a variable rate mortgage with a balance of $10,823,092, $11,606,663 and $11,416,309 as of September 30, 2016, September 30, 2015 and December 31, 2015, respectively, which has been effectively fixed at an interest rate of 3.89% with an interest rate swap agreement.

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 9

Debt Maturity

(unaudited)

Total Debt ($000's)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Thereafter
Mortgages
Loans

As of 9/30/2016:

Year Ended	Mortgages	Loans		Total	% of Total
2016	$-0-	$11,016,363		11,016,363	3.2%
2017	29,656,041	24,222,485	(1)	53,878,526	15.6%
2018	9,289,774	226,786		9,516,560	2.8%
2019	2,951,805	4,228,618		7,180,423	2.1%
2020	12,616,159	224,240		12,840,399	3.7%
Thereafter	233,952,102	16,737,746		250,689,848	72.6%

Total Debt Before Unamortized Debt Issuance Cost	288,465,881	56,656,238		345,122,119	100.0%

Unamortized Financing Cost	(3,445,316)	(76,902)		(3,522,218)

Total Debt, Net of Unamortized Debt Issuance Costs	$285,020,565	$56,579,336		$341,599,901

Notes:
(1) Includes $20 million balance outstanding on the Company’s Line of Credit due March 2017.

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 10

Property Summary and Snapshot

(unaudited)

	9/30/2016	9/30/2015	% Change

Communities	100	95	5.3%
Developed Sites	17,812	16,540	7.7%
Occupied	14,422	13,380	7.8%
Occupancy % (1)	81.1%	81.7%	-0.6%
Monthly Rent Per Site	$418	$414	1.0%
Total Rentals	4,447	3,350	32.7%
Occupied Rentals	4,158	3,148	32.1%
Rental Occupancy %	93.5%	94.0%	-0.5%
Monthly Rent per Home Rental	$701	$708	-1.0%

Region	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(2)		(2)			(1)					(3)

Indiana	9	661	561	100	2,657	1,905	71.7%	$395	816	767	94.0%	$706
Michigan	2	68	68	-0-	354	238	67.2%	$419	115	103	89.6%	$700
New Jersey	4	348	187	161	1,006	973	96.7%	$584	39	37	94.9%	$770
New York	7	396	301	95	1,131	913	80.7%	$486	246	227	92.3%	$839
Ohio	29	1,204	918	286	4,468	3,512	78.6%	$350	1,010	946	93.7%	$630
E. Pennsylvania	26	963	805	158	3,591	3,052	85.0%	$460	749	693	92.5%	$728
W. Pennsylvania	16	904	723	181	2,910	2,265	77.8%	$392	747	689	92.2%	$716
Tennessee	7	413	321	92	1,695	1,564	92.3%	$425	725	696	96.0%	$703
Total as of
September 30, 2016	100	4,957	3,884	1,073	17,812	14,422	81.1%	$418	4,447	4,158	93.5%	$701

Notes:
(1)	The Vacant Sites at Memphis Blues are not included in the calculation of occupancy.
(2)	Total and Vacant Acreage of 220 for the Mountain View Estates property is not included in the summary since there are no current sites and approval for sites is still in process.
(3)	Includes home and site rent charges.

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 11

Same Property Statistics

(unaudited)

	For Three Months Ended				For Nine Months Ended
	9/30/2016	9/30/2015	Change	% Change	9/30/2016	9/30/2015	Change	% Change
Community Net Operating Income

Rental and Related Income	$20,478,454	$18,086,493	$2,391,961	13.2%	$59,815,869	$52,803,569	$7,012,300	13.3%

Community Operating Expenses	8,796,151	8,594,193	201,958	2.3%	26,809,926	25,399,186	1,410,740	5.6%

Community NOI	$11,682,303	$9,492,300	$2,190,003	23.1%	$33,005,943	$27,404,383	$5,601,560	20.4%

	As of
	9/30/2016	9/30/2015	% Change
Other Information
Total Sites	14,828	14,860	-0.2%
Occupied Sites	12,594	12,316	2.3%
Occupancy %	84.9%	82.9%	2.0%
Number of Properties	88	88	N/A
Developed Acreage	3,223	3,223	N/A
Vacant Acreage	894	894	N/A
Monthly Rent Per Site	$423	$415	1.9%
Total Rentals	3,901	3,135	24.4%
Occupied Rentals	3,652	2,964	23.2%
Rental Occupancy	93.6%	94.5%	-0.9%
Monthly Rent Per Home Rental	$707	$709	-0.3%

Notes:
Same Property includes all properties owned as of January 1, 2015, with the exception of Memphis Blues.

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 12

Acquisition Summary

At Acquisition:

Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Price	Total Acres
2014	14	1,612	1,230	76%	42,550,000	547
2015	10	2,774	1,764	64%	81,217,000	717
2016	2	165	105	64%	2,954,000	71

2016 Acquisitions

Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Lakeview Meadows	September 1, 2016	OH	81	1,355,000	53	53%
Wayside	September 1, 2016	OH	84	1,599,000	18	74%
Total 2016 to Date			165	$2,954,000	71	64%

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 13

Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), normalized funds from operations (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation and amortization (“EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, EBITDA, FFO, and Core FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs and costs of early extinguishment of debt. Community NOI and Same Property NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, EBITDA, FFO, and Core FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs and costs of extinguishment of debt.

Normalized FFO is calculated as Core FFO excluding gains and losses realized on securities investments and certain one-time charges.

Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 28,091,000 and 27,601,000 shares for the three and nine months ended September 30, 2016, respectively, and 26,426,000 and 25,641,000 for the three and nine months ended September 30, 2015, respectively. Common stock equivalents resulting from stock options in the amount of 200,000 and 150,000 shares for the three and nine months ended September 30, 2016, respectively, and 37,000 and 41,000 shares for the three and nine months ended September 30, 2015, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2015, with the exception of Memphis Blues.

EBITDA is calculated as net income plus interest expense, franchise taxes and depreciation expense.

Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, EBITDA, FFO, Core FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 14

Press Release Dated November 8, 2016

FOR IMMEDIATE RELEASE	November 8, 2016
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS 3rd QUARTER 2016 EARNINGS

FREEHOLD, NJ, November 8, 2016........ UMH Properties, Inc. (NYSE:UMH) reported total Income of $25,355,000 for the quarter ended September 30, 2016 as compared to $21,695,000 for the quarter ended September 30, 2015, representing an increase of 17%. Net Loss Attributable to Common Shareholders amounted to $590,000 or $0.02 per diluted share for the quarter ended September 30, 2016 as compared to $842,000 or $0.03 per diluted share for the quarter ended September 30, 2015, representing an improvement of 33%.

Core Funds from Operations (“Core FFO”) was $5,350,000 or $0.19 per diluted share for the quarter ended September 30, 2016 as compared to $4,096,000 or $0.15 per diluted share for the quarter ended September 30, 2015, representing an increase in Core FFO per diluted share of 27%. Normalized Funds from Operations (“Normalized FFO”), was $4,465,000 or $0.16 per diluted share for the quarter ended September 30, 2016, as compared to $4,049,000 or $0.15 per diluted share for the quarter ended September 30, 2015, representing an increase in Normalized FFO per diluted share of 7%.

A summary of significant financial information for the three and nine months ended September 30, 2016 and 2015 is as follows:

	For the Three Months Ended
	September 30,
	2016	2015

Total Income	$25,355,000	$21,695,000
Total Expenses	$21,567,000	$18,966,000
Gain on Securities Transactions, net	$885,000	$48,000
Net Loss Attributable to Common Shareholders	$(590,000)	$(842,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.02)	$(0.03)
Core FFO (1)	$5,350,000	$4,096,000
Core FFO (1) per Diluted Common Share	$0.19	$0.15
Normalized FFO (1)	$4,465,000	$4,049,000
Normalized FFO (1) per Diluted Common Share	$0.16	$0.15
Weighted Average Diluted Shares Outstanding	27,891,000	26,389,000

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UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 15

	For the Nine Months Ended
	September 30,
	2016	2015
Total Income	$74,070,000	$59,593,000
Total Expenses	$62,621,000	$52,820,000
Gain on Securities Transactions, net	$1,899,000	$127,000
Net Loss Attributable to Common Shareholders	$(2,156,000)	$(3,698,000)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.08)	$(0.14)
Core FFO (1)	$15,012,000	$10,373,000
Core FFO (1) per Diluted Common Share	$0.54	$0.40
Normalized FFO (1)	$13,113,000	$10,371,000
Normalized FFO (1) per Diluted Common Share	$0.48	$0.40
Weighted Average Diluted Shares Outstanding	27,451,000	25,600,000

A summary of significant balance sheet information as of September 30, 2016 and December 31, 2015 is as follows:

	September 30, 2016	December 31, 2015

Gross Real Estate Investments	$622,587,000	$577,709,000
Securities Available for Sale at Fair Value	$111,046,000	$75,011,000
Total Assets	$669,036,000	$600,317,000
Mortgages Payable, net	$285,021,000	$283,050,000
Loans Payable, net	$56,579,000	$57,862,000
Total Shareholders’ Equity	$313,911,000	$246,238,000

Samuel A. Landy, President and CEO, commented on the results of the third quarter of 2016.

“We are pleased to announce another solid quarter of increasing financial operating results. During the quarter, we:

●	Increased Core FFO per diluted share to $0.19, representing a 27% increase over the prior year period;

●	Increased Normalized FFO per diluted share to $0.16, representing a 7% increase over the prior year period;

●	Increased Rental and Related Income by 22% over the prior year period;

●	Improved our Operating Expense Ratio by 280 basis points over the prior year period from 49.2% to 46.4%;

●	Increased Community Net Operating Income (“NOI”) by 29% over the prior year period;

●	Increased Same Property Occupancy by 200 basis points over the prior year period from 82.9% to 84.9%;

●	Increased Same Property NOI by 23% over the prior year period;

●	Completed the acquisition of 2 manufactured home communities, containing 165 homesites for an aggregate cost of approximately $3 million;

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UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 16

●	Increased our rental home portfolio by 305 homes, representing an increase of 7% from the second quarter of 2016 and a 33% increase over the prior year period, to approximately 4,400 total rental homes;

●	Increased rental home occupancy by 60 basis points from 92.9% at yearend 2015 to 93.5% at quarter end;

●	Increased the unrealized gain on our REIT securities investments to $21.0 million at quarter end, in addition to the $1.9 million in realized gains generated thus far; and

●	Subsequent to quarter end, completed the refinancing of our Fairview Manor community. The new $16.3 million Freddie Mac mortgage is at an interest rate of 3.85% with a 10-year maturity and principal repayments based on a 30-year amortization schedule.”

“Following an excellent first half, our third quarter delivered strong operating results, highlighted by same property NOI growth of 23% and a same property occupancy increase of 200 basis points. This is the 9th consecutive quarter that we have delivered double digit year-over-year NOI growth. Our performance has been driven by strong demand for quality affordable housing throughout our portfolio. Our business plan of acquiring communities below replacement cost, making improvements and implementing a rental home and sales program, has proven to produce excellent results. We are continuing to acquire communities in strong geographic areas, completing the acquisition of two manufactured home communities this quarter. In addition, we anticipate closing on the acquisition of three additional communities prior to yearend. Subsequent to quarter end, we completed the refinancing of our Fairview Manor community generating approximately $350,000 in annual savings, as well as demonstrating the increasing value of our communities.”

“We look forward to building on the substantial progress we have made thus far.”

UMH Properties, Inc. will host its Third Quarter 2016 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Wednesday, November 9, 2016 at 10:00 a.m. Eastern Time.

The Company’s 2016 third quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financial Information and Filings” section.

To participate in the webcast, select the microphone icon found on the homepage www.umh.reit to access the call. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Wednesday, November 9, 2016. It will be available until February 1, 2017, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10092124. A transcript of the call and the webcast replay will be available at the company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 100 manufactured home communities containing approximately 18,000 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana and Michigan. In addition, the Company owns a portfolio of REIT securities.

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UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 17

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds From Operations (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents Net Income (Loss) Attributable to Common Shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Core Funds From Operations (“Core FFO”) as FFO plus acquisition costs and costs of early extinguishment of debt.

We define Normalized Funds From Operations (“Normalized FFO”) as Core FFO excluding gains and losses realized on securities investments and certain non-recurring charges. We define Community NOI as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions. FFO, Core FFO and Normalized FFO, as well as Community NOI should be considered as supplemental measures of operating performance used by REITs. FFO, Core FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO, Core FFO, Normalized FFO and Community NOI and, accordingly, our FFO, Core FFO, Normalized FFO and Community NOI may not be comparable to all other REITs. The items excluded from FFO, Core FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO, Core FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as an alternative to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO, Core FFO and Normalized FFO for the three and nine months ended September 30, 2016 and 2015 are calculated as follows:

	Three Months Ended		Nine Months Ended
	9/30/16	9/30/15	9/30/16	9/30/15
Net Loss Attributable to Common Shareholders	$(590,000)	$(842,000)	$(2,156,000)	$(3,698,000)
Depreciation Expense	5,888,000	4,786,000	17,093,000	13,466,000
Loss on Sales of Depreciable Assets	1,000	(3,000)	24,000	66,000
FFO Attributable to Common Shareholders	5,299,000	3,941,000	14,961,000	9,834,000
Acquisition Costs	51,000	155,000	51,000	449,000
Cost of Early Extinguishment of Debt	-0-	-0-	-0-	90,000
Core FFO Attributable to Common Shareholders	5,350,000	4,096,000	15,012,000	10,373,000
Gain on Sale of Securities Transactions, net	(885,000)	(47,000)	(1,899,000)	(127,000)
Settlement of Litigation	-0-	-0-	-0-	125,000
Normalized FFO Attributable to Common Shareholders	$4,465,000	$4,049,000	$13,113,000	$10,371,000

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UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 18

The diluted weighted shares outstanding used in the calculation of Core FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 28,091,000 and 27,601,000 shares for the three and nine months ended September 30, 2016, respectively, and 26,426,000 and 25,641,000 for the three and nine months ended September 30, 2015, respectively. Common stock equivalents resulting from stock options in the amount of 200,000 and 150,000 shares for the three and nine months ended September 30, 2016, respectively, and 37,000 and 41,000 shares for the three and nine months ended September 30, 2015, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents were excluded from the computation of the Diluted Net Loss per Share as their effect would be anti-dilutive.

The following are the cash flows provided (used) by operating, investing and financing activities for the nine months ended September 30, 2016 and 2015:

	2016	2015
Operating Activities	$21,403,000	$14,009,000
Investing Activities	(59,958,000)	(86,930,000)
Financing Activities	35,729,000	72,739,000

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UMH Properties, Inc. | Third Quarter FY 2016 Supplemental Information 19